                                                                   EXHIBIT 10.22


U.S. SMALL BUSINESS ADMINISTRATION                    U.S. SMALL BUSINESS ADMIN.
                                                      SANTA ANA DISTRICT OFFICE
                                                      200 W. SANTA ANA BLVD.
                                                      SANTA ANA, CA 92701


                     AUTHORIZATION FOR DEBENTURE GUARANTEE
                                  504 PROGRAM

Date:                                December 5, 1997

Borrower:                            Prolong International Corporation
Operating Company:                   Prolong International Corporation
SBA Loan Number:                     CDC-L-GP-181-809-40-01-CA
Business Name or DBA:


 CDC Small Business Finance Corp
-------------------------------------
(Certified Development Company) (CDC)
 265 South Anita Drive, Suite 130
-------------------------------------
(Address)
 Orange, CA 92868
-------------------------------------
(City, State, Zip Code)

The Small Business Administration (SBA) authorizes the guarantee of a Debenture to be issued by CDC to assist Prolong International Corporation, Inc., a small business, pursuant to Title V of the Small Business Investment Act of 1958, as amended (the "Act"), subject to the following terms and conditions:

1. PROJECT: The proceeds of the Debenture shall be used only towards financing the purchase or lease, and/or improvements or renovation by Borrower of 6 Thomas, Irvine, CA (the "Project Property"). The anticipated, aggregate amount to be financed for eligible Project components as listed in Paragraph 3 below is referred to in this Authorization as the "Project Cost". Certain administration costs (as listed in Paragraph 8.B. below) also may be financed with proceeds of the Debenture ("Administrative Costs"). The loan by CDC to the Borrower is referred to as the "504 loan".

2. TERMS OF THE DEBENTURE AND NOTE: At a time agreed upon by SBA, CDC and Borrower prior to funding of the 504 loan ("Closing"), the Borrower shall execute a Promissory Note ("Note") in favor of CDC, which shall issue a Debenture, all reflecting the following terms:

     a.   Amount:   $ 750,000.
          ------     --------

     b.   Term;     20 years.
          ----

     c.   Repayment Terms:  At the date the Debenture is sold, the interest rate
          ---------------
          will be set and the amount of the monthly principal and interest installment for the term of the Note and the semi-annual principal and interest installment for the term of the Debenture will be established.

     d.   Prepayment:  Borrower may prepay the entire outstanding balance of the
          ----------
          Note prior to the maturity date, but may not make partial prepayments. If Borrower prepays during the first half of the stated term, there will be prepayment premium, calculated by applying a declining percentage of the Debenture interest rate to the outstanding principal balance of the Note. A schedule of the dollar amount of the premium will be provided after the sale of the Debenture.

3. PROJECT COST: The Project Cost shall include only the specific components set forth below. Project Cost does not include Administrative Costs.

          Purchase of land and/or building                  $ 2,690,000
                                                             ----------
          Construction (building, remodeling)               $__________
          Machinery, equipment and other personalty
               (purchase, installation)                     $__________
          Professional fees                                 $__________
          Other expenses:  (construction contingencies)
               (interim interest and points)                $__________
          Total Project Cost                                $ 2,690,000
                                                            ===========

4. BORROWER'S INJECTION: At or prior to Closing, Borrower must contribute to the Project from its own resources, CDC or any other source the sum of $269,000 in cash (or other property acceptable to SBA obtained with the
     --------
     cash) or land. If any of the contribution is borrowed and secured by any of the Project Property, the resulting obligation must be expressly subordinate to the liens securing the Note and may not be repaid at a faster rate than the Note unless prior written approval is obtained from SBA. A copy of any debt instrument evidencing such obligation must be supplied to CDC at or prior to Closing.

5.   INTERIM FINANCING:

     a.   Interim Lender:  Bank of America Community Development Bank will
          --------------   ------------------------------------------
          provide an interim loan in the principal amount of $729,000 (Interim
                                                              -------
          Lender).

     b.   Application of Net Debenture Proceeds to Interim Loan:  Upon sale of
          -----------------------------------------------------
          the Debenture, the Net Debenture Proceeds (the portion of Debenture Proceeds that finance Project Cost) will be applied to pay off the balance of the interim loan, or, if the Interim Lender is the Third-Party Lienholder, to reduce the balance to the amount specified in Paragraph six below.

     c.   Required Certifications Before Debenture Is Issued:  CDC must cause
          --------------------------------------------------
          Interim Lender to

                                      (2)
          certify that it has no knowledge of any unremedied substantial adverse change in the condition of the Borrower [and/or Operating Company] since the date of the loan application to the Interim Lender, and that the interim loan has been disbursed in reasonable compliance with this Authorization. CDC must certify that construction has been completed in accordance with the final plans and specifications. CDC may rely upon a certification by the Interim Lender.]

6.   PERMANENT PRIOR FINANCING: Bank of America Community Development Bank.
                                ------------------------------------------
     ("Third-Party Lienholder") will provide permanent financing in the amount of $1,692,000 for a term of 20 ("Third-Party Lienholder Loan"). The Third-
         ---------               --
     Party Lienholder's Note must not be open-ended or cross-collateralized with other financing provided by Third-Party Lienholder; nor shall it have an early call feature, any demand provisions (unless the Note is in default), or any requirement for a balloon payment prior to the end of the above term or ten years (in the case of a Project involving real estate) or seven years (in the case of a Project not involving real estate with a ten year Debenture), whichever is earlier. Third-Party Lienholder must subordinate to the CDC/SBA lien all future advances in excess of the Third-Party Lienholder Loan except those for the reasonable costs of collection, maintenance, and protection of the Third-Party Lienholder's lien position.

7. COSTS IN EXCESS OF PROJECT COST: Borrower must pay any costs in excess of the total Project Cost referred to in Paragraph 3 which Borrower incurs in completing the Project.

8. USE OF DEBENTURE PROCEEDS: The Debenture Proceeds shall be used to pay Administrative Costs and the final twenty-seven percent of the total
                                        ------------
     Project Cost.

     A.   CDC Share (27 %) of Project Cost               $ 729,000.00
                     --                                   -----------

     B.   Administrative Costs

          1.   SBA Guarantee Fee (A x .005)              $   3,645.00
                                                          -----------
          2.   Funding Fee (A x 0.0025)                  $   1,822.50
                                                          -----------
          3.   CDC Processing Fee (A x 0.015)            $  10,935.00
                                                          -----------
          4.   Closing Costs                             $     250.00
                                                          -----------
          5.   Subtotal (B.1 through B.4)                $  16,652.50
                                                          -----------
          6.   Underwriters Fee*                         $   3,750.00
                                                          -----------
          7.   Total (B.5 plus B.6)                      $  20,402.50
                                                          -----------

     C.   Total Debenture Amount                         $ 750,000.00
                                                          ===========
          (A plus B.7, rounded up to next thousand)

     D.   Balance to Borrower (C minus (A plus B.7))     $     597.50
                                                          -----------

            *Underwriters fee calculated as follows: For 20 years debentures, the sum of A and B.5 divided by 0.995500; round this number up to the next highest thousand; multiply this number by 0.00500. For 10 years debentures, the sum of A and B.5 divided by 0.99625; round this number up to the next highest thousand; multiply this number by 0.00375.

9. LOAN DOCUMENTS: The following documents (properly executed) must be delivered at Closing:

a.   The Note.
     --------

b.   A Second Deed of Trust on the Project Property creating a valid lien at the
     ----------------------------------------------
     time of Debenture funding, subject only to a prior lien held by Third-Party Lienholder in the amount of the Third-Party Lienholder Loan. Deed of trust must contain a Due on Sale clause. In this regard:

     1) ALTA Title Insurance:  For all Project real property required as
        --------------------
        collateral, Borrower shall provide ALTA title insurance issued by a reputable title insurance company in an amount equal to the Note [or the Note less personal property costs] insuring that CDC and SBA hold a valid second lien on the Project Property subject only to the liens
              ------
        expressly permitted by this Authorization. At the time of Closing, either (1) there shall be no contractor's, mechanic's or materialman's liens on the Property, and none which might possibly be filed after Closing which would impair the priority of the Development Company/SBA lien and no exception for same in the title insurance commitment/policy, or (2) the title insurance company shall provide affirmative coverage to CDC and SBA over any such exceptions, affording reasonably adequate protection against material loss arising from such exceptions. In addition, the title insurance company shall provide such endorsements as CDC or SBA deems necessary to protect CDC and SBA reasonably against material loss arising from any other exceptions, including, but not limited to, endorsements 100 and 116.

     2) Subordination Agreements: CDC shall obtain, in recordable form, written
        ------------------------
        subordination agreements from any tenants occupying any of the Project real property required as collateral. (Appropriate subordination language may be included in the Lease as an alternative.)

c.   A Security Agreement and Financing Statement executed by Borrower [or
     --------------------------------------------
     Operating Company] on all equipment and fixtures (the "Personalty") financed as part of the Project, and all proceeds therefrom [and replacements thereof], subject only to a prior lien held by Third-Party Lienholder in the amount of the Third-Party Lienholder Loan. Borrower must provide an itemized list of the Personalty to be attached as an exhibit to the Security Agreement and any accompanying Financing Statements, describing each item of collateral by number and type, including brand name and serial number, if applicable, sufficient to identify it. A Uniform Commercial Code lien search (state and county) is required for all such Personalty.

d.   A Guarantee on SBA Form 148 (a "148 Guarantee") executed by Elton Alderman.
     ---------------------------                                 --------------
     The following language must be added to the 148 Guarantee:

     "Guarantor waives its rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

                                      (4)

     Guarantor waives all rights and defenses that the guarantor may have because the debtor's debt is secured by real property. This means, among other things:
     (1) The creditor may collect from the guarantor without first foreclosing on the real or personal property collateral pledged by the debtor.
     (2) If the creditor forecloses on any real property collateral pledged by the debtor:
          (A) The amount of the debt may be reduced by only the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.
          (B) The creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor.
     This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

     Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by operation of Section 580d of the Code of Civil Procedure or otherwise."

e.   A Collateral Assignment of Life Insurance: N/A
     -----------------------------------------

f.   An Assignment of Leases to CDC and SBA: N/A
     --------------------------------------

g.   Standby Agreement: N/A
     -----------------

h.   Third-Party Lienholder's Agreement: CDC shall provide an agreement by
     ----------------------------------
     Third-Party Lienholder [in recordable form] that (a) confirms the extent to which the Third-Party Lienholder Loan has been fully advanced [itemizing any escrows]; (b) confirms that no future advances shall be made that are collateralized by the Third-Party Lienholder's deed of trust [mortgage] or security agreement, except advances to preserve and protect the collateral or the Third-Party Lienholder's interest in the collateral (including foreclosure costs); (c) waives as to the CDC/SBA lien any provisions in its deed of trust, mortgage, or security agreement prohibiting further encumbrances; (d) gives CDC and SBA written notice of an event of default and the opportunity to purchase the Third-Party Lienholder's note and lien prior to foreclosure; and (e) subordinate to the CDC/SBA lien any prepayment penalties, late fees, default interest or other default charges in connection with its loan. (Such notice must be given within 30 days after the event of default and at least 60 days prior to the date of any proposed sale.)

i.   Assignment to SBA. CDC must execute a satisfactory written assignment to
     -----------------
     SBA of its interest in the Notes, lease and all collateral documents executed by the Borrower and guarantors.

                                      (5)

     j.   Additional Collateral:  N/A
          ---------------------

10.  INSURANCE REQUIREMENTS:

     a.   Flood Insurance.  Borrower must provide a completed Standard Flood
          ---------------
          Hazard Determination (FEMA Form 81-93). Borrower must obtain flood insurance in an amount equal to the lesser of the insurable value of the property or the maximum limit of coverage available if any portion of the Project Property is located in a flood hazard zone. (Borrower will be ineligible for any future disaster assistance or SBA business loan assistance if such flood insurance is not maintained for the entire term of the loan.)

     b.   Hazard Insurance on Real Property:  CDC shall require Borrower [and
          ---------------------------------
          Operating Company] to acquire and maintain, from a carrier acceptable to the CDC, hazard insurance, including fire, lightning, extended coverage, vandalism, and malicious mischief, on all of the Project Property and non-Project Property collateral, in favor of CDC and SBA as "Lender Loss Payee" as their interests may appear under a New York Standard Mortgage clause) for the full replacement cost, unless a lesser amount is approved by SBA in writing.

     c.   Hazard Insurance on the Personalty:  CDC shall require Borrower [and
          ----------------------------------
          Operating Company] to acquire and maintain, from a carrier acceptable to the CDC, hazard insurance, including fire, lightning, extended coverage, vandalism, and malicious mischief, on the Personalty, in favor of CDC and SBA as "lender loss payees" as their interests may appear for the full replacement cost, unless a lesser amount is approved by SBA in writing.

     d.   Liability Insurance:  N/A
          -------------------

     e.   Workers' Compensation Coverage:  N/A
          ------------------------------

11.  ENVIRONMENTAL REQUIREMENTS:

     a.   Environmental Inspections.  CDC must satisfy SBA that all commercial
          -------------------------
          and industrial real estate to be taken as collateral is free from environmental contamination. For each such property, CDC must provide SBA with reports or findings dated within six months of the date of application to SBA of any environmental inspection known to have been performed. If no inspection has been done, CDC must complete an on-site inspection and environmental questionnaire satisfactory to SBA.

          A Phase I Environmental Audit must be performed by a reputable private concern satisfactory to CDC and SBA if: (1) the on-site inspection and environmental questionnaire do not satisfy SBA as to the absence of the potential for environmental contamination; or (2) as determined by SBA, EPA or CDC, the Borrower [and/or Operating Company] or a prior occupant of the property is a member of a frequently

                                      (6)
     polluting business sector or the property is located in an area known to have a pollution problem.

     A Phase II Environmental Audit must be performed by a reputable private concern satisfactory to CDC and SBA if: (1) the on-site inspection and environmental questionnaire or the Phase I audit indicates the presence or potential of contamination; or (2) the Phase I audit does not satisfy SBA that the property is free from environmental contamination.

     SBA reserves the right to amend or cancel this Authorization prior to initial disbursement of the Debenture proceeds, if SBA or CDC (as a result of the Phase I or Phase II audit, or in any other way) learns that any real estate securing the loan is or potentially may be contaminated by hazardous materials to an extent that (1) the contamination exceeds relevant state action levels and/or (2) remedial action is required by the relevant environmental authority.

     SBA, in its sole discretion, may allow disbursement of Debenture proceeds if (1) completed remedial action satisfies the relevant environmental authorities with jurisdiction over the remedial action through the issuance of a no further action letter or a written equivalent, or (2) a remediation plan has been approved by the relevant environmental authorities, and arrangements satisfactory to SBA have been made to assure payment of all anticipated costs required to complete the remediation plan. Acceptable arrangements may include Borrower's financial resources, third-party indemnity agreements, escrows, and payment and performance bonds.

     The required environmental reports must be prepared for or certified to CDC/SBA, institutional Third-Party Lienholder, or Borrower. In fulfilling the conditions of this paragraph 11, Borrower must comply with all of the requirements of SBA's rules, regulations, policy notices, and standard operating procedures.

b.   Warranty.  With respect to each piece of commercial or industrial real
     --------
     estate collateral, the property owner [and Operating Company for Project Property] must warrant, effective at Closing and during the term of the Note, that:

     1) it is and shall continue to be in full compliance with all applicable local, State and Federal environmental laws and regulations;

     2) no proceedings alleging violations of environmental laws or regulations are pending;

     3) it either has no knowledge of any contamination from hazardous substances or the current or former presence of hazardous substances stored or used on the property in violation of any local, State or Federal health or environmental law or regulation, or any violation of which it has knowledge has been fully corrected or is the subject of an existing mitigation plan approved by SBA;

     4) it shall assume all responsibility and all liability for hazardous substance cleanup resulting from any contamination, past, present, or future (during its period of ownership), and shall indemnify CDC and SBA for any and all resulting liabilities or costs (CDC or SBA may require a separate indemnification agreement); and

                                      (7)

          5) it shall promptly notify CDC and SBA if it obtains any information which causes it to know, believe or reasonably suspect that there may be any hazardous substance in or around any of the real estate.

12.  OTHER CONDITIONS.

     The following terms also must be agreed to by Borrower [and Operating Company]:

     a.   No Adverse Change: Prior to Closing, the Borrower [and Operating
          -----------------
          Company] must certify to CDC that since the date of application there has been no unremedied substantial adverse change in the financial condition of Borrower [and/or Operating Company] or its ability to repay the Project financing, including the Note. Borrower must also supply to CDC accurate financial statements, [reviewed by a CPA,] [of the Operating Company], current within 90 days of Closing.

     b.   Change of Ownership or Control: There shall be no change in the
          ------------------------------
          ownership or control of the Borrower [or Operating Company], during the term of the Note, without the prior written consent of SBA; provided, that, commencing six months after the Closing, Borrower [or Operating Company] may have one or more changes in ownership without approval of SBA so long as the cumulative change over the term of the
          Note is less than five percent(5%).

     c.   Borrower and Guarantor Documents:
          --------------------------------

          1) Corporate Documents: At or prior to Closing, Borrower and all
             -------------------
             corporate guarantors shall submit to CDC a [certified] copy of their Articles or Certificate of Incorporation (with amendments), Certificate of Good Standing, Certificate to Do Business (if applicable), [Bylaws] and Corporate Borrowing Resolution.

          2) Limited Liability Company (LLC) Documents: N/A
             -----------------------------------------

          3) Partnership Documents: N/A
             ---------------------

          4) Trust Documents: N/A
             ---------------

          5) Fictitious Business Name Statement: N/A
             ----------------------------------

     d.   Opinion Letter from Borrower's Counsel: N/A
          --------------------------------------

     e.   Construction Loan Conditions: At or prior to Closing, Borrower shall
          ----------------------------
          submit to CDC:

          1) a copy of its Certificate of Occupancy or final inspection report showing that the Property is in move-in condition and complies with all zoning and necessary governmental permit and licensing requirements;

          2) a Certificate of Substantial Completion or other evidence satisfactory to CDC, showing the date upon which the Project was substantially completed and Borrower accepted the work;

          3) a recorded Notice of Completion, in conformance with California Civil Code (S) 3093;

     4) lien waivers from general and subcontractors, in conformance with California Civil Code (S) 3262 (where deemed necessary by CDC or SBA);
     5) a title insurance endorsement providing affirmative coverage to CDC and SBA against any contractor's, mechanic's, or materialman's liens on the Property;
     6)   evidence that all elements of the Project Cost have been paid in full;
     and
     7) evidence that Borrower [or the Operating Company] occupies (or will shortly occupy in the case of an escrow closing) at least 100% of the Project Property.

f.   Payments and Disbursements:  The Central Servicing Agent (CSA) shall handle
     --------------------------
     all payments and disbursements under the Debenture. CDC, Borrower
     [and Operating Company] shall execute the Servicing Agent Agreement (SBA Form 1506). In addition to the Project Cost and Administrative Costs referred to in Paragraphs 3 and 8, the Servicing Agent Agreement requires a servicing charge on the outstanding loan balance. Such charge will be included in the monthly loan installment as determined by the CSA. Payments shall be made by Automated Clearing House (ACH) or wire transfer. Borrowers must pay a late fee of five percent of the late payment or $100.00, whichever is greater, for payments received by the CSA after the 15th day of any month.

g.   Books, Records and Reports:  Borrower [and Operating Company] must comply
     --------------------------
     with all SBA requirements, including those regarding inspections, audits, appraisals, SBA access to books and records, and submission of financial statements. Borrower [and/or Operating Company] will keep proper books and records in a manner acceptable to CDC and SBA at all times. CDC and SBA may make inspections, audits, and examinations of the books, records and assets of the business at the expense of Borrower [and/or Operating Company]. Borrower [and/or Operating Company] will furnish financial statements to CDC and/or SBA for the period ending 12/31/97 and annually thereafter. Borrower [and/or Operating Company] authorizes all Federal, state and municipal authorities to disclose and furnish any information regarding Borrower [and/or Operating Company] to CDC and/or SBA upon the request of the CDC and/or SBA.

h.   Earthquake Hazards:  In the construction of a new building or an addition
     ------------------
     to a building, Borrower must submit evidence, acceptable to CDC and SBA, that the construction conforms with the "National Earthquake Hazards Reduction Program (NEHRP) Recommended Provisions for the Development of Seismic Regulations for New Buildings", or a substantially equivalent standard in those jurisdictions which have not enacted NEHRP.

i.   Compliance with Federal Equal Opportunity Standards:  Borrower and
     ---------------------------------------------------
     Operating Company must not discriminate in their employment practices. Borrower or [Operating Company] must display SBA Form 722, "Equal Opportunity Poster" at its place of business in a location where it is clearly visible to employees, applicants for employment and the general public.

j.   Completion of Debenture Terms: Borrower [Operating Company] and CDC
     -----------------------------
     authorize CDC, SBA and/or CSA to date and otherwise complete any terms of the Debenture or Loan Documents which were incomplete at the time of their execution as soon as such terms become known to them.

                                      (9)

     k.   Closing Cost: At or prior to Closing, Borrower must pay all closing
          ------------
          costs, including but not limited to title insurance premiums, recording costs, and premiums for insurance required by this Authorization.

     l.   American-Made Products: Borrower agrees, to the extent feasible, to
          ----------------------
          purchase only American-made equipment and products with the proceeds of the 504 loan.

     m.   Child Support.  By executing this Authorization, Borrower [and
          -------------
          Operating Company] certifies that no person who owns at least 50% of the voting interest of the Borrower [or Operating Company] is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement requiring payment of child support.

     n.   IRS Authorization.  [Not required if start-up.] Borrower [or
          -----------------
          Operating Company] must sign IRS Form 4506 authorizing the IRS to send to CDC Borrower's [or Operating Company's] tax return transcripts for the last three years preceding the application. The tax verification must be received by CDC prior to loan disbursement.

     o.   Tax Certification.  Borrower [and Operating Company] must certify to
          -----------------
          CDC that its taxes are current and that no tax liens or judgments exist which would result in a lien attaching to any of the collateral securing the Note.

     p.   Use of Proceeds.  At Closing, Borrower [and Operating Company] and
          ---------------
          CDC must certify as to the actual use of the Debenture Proceeds.

     q.   Compensation Agreement.  At Closing, CDC and Borrower must provide an
          ----------------------
          SBA Form 159 from each agent (including an attorney, accountant, consultant, manufacturer's representative, packager, lender service provider, or any other person representing a Borrower) that assisted the Borrower to obtain the 504 loan, indicating the amount of each fee.

     r.   Other Conditions.  Borrower must comply with such other conditions,
          ----------------
          not inconsistent with the provisions of the Authorization, as reasonably may be imposed by CDC.

     s.   Appraisal. Prior to closing, CDC shall furnish SBA with a certified
          ---------
          appraisal of the Project property. If the appraised value is less than $ 2,690,000, Borrower shall provide additional investment,
                 ---------
          additional collateral, or reduce the size of the Project, as appropriate.]

13.  OTHER FEES:

     a    Borrower's Guarantee Fee.  Borrower agrees to pay an ongoing guarantee
          ------------------------
          fee equal to 7/8th of one percent per annum of the principal balance of the Note calculated at five year intervals beginning with the first payment. The guarantee fee will be made until the loan is terminated. It will be included with the payment on the Note made each month to the Central Servicing Agent (CSA).

                                     (10)

     b.   Participation Fee.  SBA's approval of this loan is conditioned on the
          -----------------
          receipt by SBA of a one-time fee equal to one-half of one percent of the principal amount of the Third-Party Lienholder Loan attributable to the 504 Project that is senior to SBA. The payment may be made by
          (1) the lender sending a certified check or guaranteed funds check made out to the CSA to the CDC which will forward it to the CSA with the closing documentation or (2) the CDC may collect the fee from the lender and the CSA will deduct the amount of the fee from the amount sent to the CDC after closing. This fee cannot be passed on to the Borrower.

     c.   CDC Fee.  CDC agrees that it will pay a monthly guarantee fee equal to
          -------
          one-eighth of one percent per annum of the principal balance of the Note calculated on the balance outstanding at five year intervals. It will be deducted from the servicing fee referred to above in 12(f) collected by the CSA for the CDC. The CDC will retain a minimum servicing fee as required by SBA regulations and policies.

14.  GENERAL CONDITIONS:

     a. Borrower must cooperate fully with CDC and SBA, and must execute all documents required by CDC and SBA. All documents required to be produced by the Borrower must be satisfactory to SBA in form and substance. They also must be submitted to CDC counsel sufficiently in advance of Closing (as directed by CDC counsel).

     b.   Disbursements of Debenture Proceeds shall be made no later than twelve
          (12) months from the date of this Authorization unless such time is extended by prior written consent of CDC and SBA.

     c. If during the term of the Debenture, Borrower or any of its affiliates acquire, directly or indirectly, in excess of a 10% ownership or interest in CDC, the Debenture shall immediately become due and payable in full.

     d.   The terms and conditions of this Authorization shall survive Closing.

     e. Borrower must comply with the closing instructions provided CDC and SBA.

CDC and Borrower [and Operating Company] shall confirm their receipt of these terms and conditions by signing this Authorization and returning it to this District Office with ten (10) days after receiving it.


Date:  February 2, 1998


By: /s/ Sami Morcos
   -----------------------------
SAMI MORCOS, CHIEF - FINANCE DIVISION
AIDA ALVAREZ, ADMINISTRATOR

                                     (11)

____________________________

              [LOGO OF SMALL BUSINESS FINANCE CORP APPEARS HERE]


      March 3, 1998

      Sami Morcos
      U.S. Small Business Administration
      200 W. Santa Ana Blvd., Suite 700
      Santa Ana, CA. 92701

      RE: PROLONG INTERNATIONAL CORPORATION/PROLONG INTERNATIONAL CORPORATION LOAN # CDC-L-GP-181-809-40-01-CA

      Dear Mr. Morcos,

      The CDC requests a change to the loan addressed above with respect to the borrower and operating name of the company. The name for both entities should read as follows:

                        Prolong Super Lubricants, Inc.
                        ------------------------------

      This change has no material effect with respect to the credit strength of the company.

      Thank you in advance for your concurrence with this change. If any questions or concerns should arise, please do not hesitate to call.

      Respectfully

      /s/ Michael Muetzel
      -------------------
      Michael Meutzel
      Loan Officer


               -------------------------------------------------
                    U.S SMALL BUSINESS ADMINISTRATION
               -------------------------------------------------
                We do/concur with this request.


                /s/ [SIGNATURE ILLEGIBLE]             3/4/98
               ---------------------------------    ------------
                         Loan Specialist               Date
                Concur with L.S. Recommendation:

                /s/ [SIGNATURE ILLEGIBLE]             3-7-98
               ---------------------------------    ------------

                       Chief FD/ADD F & I              Date
               -------------------------------------------------

           [LETTERHEAD OF SMALL BUSINESS FINANCE CORP APPEARS HERE]

April 10, 1998

Sami Morcos
U.S. Small Business Administration
200 W. Santa Ana Blvd, Suite 700
Santa Ana, CA 92701

RE: Prolong Super Lubricants, Inc.
Loan # CDC-L-GP-181-809-40-01-CA

Dear Mr. Morcos,

The CDC requests a change to the loan addressed above with respect to the terms in the Permanent Prior Financing. Unfortunately the term was identified incorrectly, and should be change to ten (10) years. Section six in the debenture authorization should read as follows:

6.   Permanent Prior Financing: Bank of America Community Development Bank
                                ------------------------------------------
     ("Third-Party Lienholder") will provide permanent financing in the amount of $1,692,000 for a term of 10 ("Third-Party Lienholder Loan"). The Third-
         ---------               --
     Party Lienholder's Note amount not be open-ended or cross-collateralized with other financing provided by Third-Party Lienholder, nor shall it have an early call feature, any demand provisions (unless the Note is in default), or any requirements for a balloon payment prior to the end of the above term or ten years (in the case of a Project involving real estate) or seven years (in the case of a Project not involving real estate with a ten year Debenture), whichever is earlier. Third-Party Lienholder must subordinate to the CDC/SBA lien all future advances in excess of the Third-Party Lienholder Loan except those for the reasonable costs of collection, maintenance and protection of the Third-Party Lienholder's lien position.

This change has no material effect with respect to the credit strength of the company.

Thank you in advance for your concurrence with this change. If any questions or concerns should arise, please do not hesitate to call.

Respectfully,

/s/ Eric M. Ebel
Eric M. Ebel
Loan Processor

          ---------------------------------------------------
                      U.S. SMALL BUSINESS ADMINISTRATION
          ---------------------------------------------------

We do concur with this request

Margins after debt service appear adequate to absorb the additional debt service required when 1st is amortized over 10 years instead of 20 years. Cash flow is still reasonably assured.

/s/ [SIGNATURE ILLEGIBLE]                      4/14/98
----------------------------                   -------
     Loan Specialist                             Date

Concur with L.S. Recommendation:


/s/  [SIGNATURE ILLEGIBLE]                       [ILLEGIBLE]
-----------------------------                 --------------
     CHIEF FD/ADD F&I                           Date

                    Acceptance of the CDC and Borrower/SBC

In consideration of the SBA guaranty of the Debenture described herein the undersigned hereby acknowledge their receipt and understanding of the terms and conditions of this Authorization and agreement to perform in accordance therewith.

This acceptance is made this 29th day of May, 1998.

CDC SMALL BUSINESS FINANCE CORP                 SMALL BUSINESS CONCERN

                                                Prolong Super Lubricants, Inc.

By: /s/ Michael A. Owen                         By: /s/ Elton Alderman
    ------------------------                        --------------------------
    Michael A. Owen, Executive Vice President       Elton Alderman, President

BORROWERS                                       By: /s/ Thomas Billstein
                                                    -------------------------
                                                    Thomas Billstein, Secretary
Prolong Super Lubricants, Inc.

                                                GUARANTOR

By: /s/ Elton Alderman                          Prolong Super Lubricants, Inc.
    ----------------------------
    Elton Alderman, President
                                                By: /s/ Elton Alderman
                                                    -------------------------
                                                    Elton Alderman, President
By: /s/ Thomas Billstein
    -----------------------------
    Thomas Billstein, Secretary

                                                INDIVIDUALLY

                                                By: /s/ Elton Alderman
                                                    --------------------------
                                                    Elton Alderman

                      U.S. Small Business Administration

                     Certified Development Company Program

                                  "504" NOTE

                     Loan Number CDC-L-GP-181-809-40-01-CA
                                 -------------------------

                                                                   Santa Ana, CA
                                                                ----------------
                                                                (City and State)


$750,000.00                                                  (Date) 29 May, 1998


   For value received, the Undersigned promises to pay to the order of
                        CDC SMALL BUSINESS FINANCE CORP
   ----------------------------------------------------------------------------
                          Payee (development company)
at its office in (City and State) Orange, CA or upon assignment or transfer of this Note by the Payee, and written noticethereof to the Undersigned, at such other place as may be designated from time to time by said Assignee or transferee, Seven Hundred Fifty Thousand ---------------------------
           ------------------------------------------------------------ dollars,
                               Write out amount)
with interest on the outstanding balance at _______ % per annum commencing on
July 15          , 1998 (date of Debenture).
-----------------  ----

   Loan payments shall be made in equal installments, each in the amount of $____________, commencing on the first day of August, 1998, and continuing due and payable on the first day of each month thereafter until July 1, 2018, when the full unpaid balance of principal and interest shall become due and payable. In addition to the aforesaid loan payments, Undersigned's total monthly obligation shall include the service fees set forth in the Servicing Agent Agreement (SBA Form 1506) attached to and incorporated into this Note.

   This Promissory Note evidences and related Collateral is given, to secure a loan made by the Payee to the Undersigned and such Note and Collateral will be assigned to Payee to the Small Business Administration (SBA) to secure the guaranty by SBA pursuant to (S)503(a) of the Small Business Investment Act [15 U.S.C. (S)697 (a)], of a Debenture to be issued and sold by the Payee (the "Debenture"), which is hereby incorporated herein by reference.

    All payments under this note shall be applied in this order: (1) to the servicing fees set forth in the Servicing Agent Agreement, (2) to interest, (3) to principal, (4) to the late fee set forth in this Note.

Late Charge
-----------

In the event Payee or its Agent or assignee accepts a late payment after the fifteenth day of the month in which such payment is due, the Undersigned agrees to pay a late payment charge equal to five percent of the late amount or $100.00, whichever is greater, as compensation for additional collection efforts.

Definitions
-----------

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, service fees, late payment charges, and expenses including but not limited to the expenses related to the care and preservation of Collateral and interest at the note rate thereon, whether contingent, now due or hereafter to become due, and the stated prepayment premium, if applicable. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property, or rights therein of any nature whatsoever, or the proceeds thereof, which are, or hereafter may be hypothecated, directly or indirectly, by the Undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the Undersigned with the same force and effect as though such covenants and conditions were fully set forth herein. The term "CSA" shall mean the Central Servicing Agent appointed by the development company (SBA Form 1506) and accepted by the Undersigned to receive all payments by the Undersigned under this Note. The term "Undersigned" shall mean the borrower under this Note and, if the operating shall concern for the benefit of which this loan is made not the borrower, such operating small concern.

Prepayment
----------

Payment of the entire outstanding balance of the Indebtedness may be made prior to the maturity date hereof, timing to be arranged with payee or SBA as assignee but no partial prepayments may be made. The amount required to prepay this Note shall be the aggregate of the Indebtedness including interest to the prepayment (repurchase) date, and any prepayment premium required by the schedule to be attached to this Note and incorporated by this reference. For purposes of prepayment the repurchase date is the next semi-annual payment date on the Debenture. The Undersigned must make a written request for prepayment to the payee or SBA as assignee at least forty-five (45) days before the prepayment date. Ten (10) business days prior to the schedule prepayment date the undersigned shall cause to be transferred by wire a non-refundable good faith deposit of one thousand dollars ($1,000) to the CSA. Such deposit shall be applied in full to the repurchase price of said debenture and shall be forfeited if undersigned fails to pay the designated total prepayment amount to CSA on the designated prepayment date, as compensation for the cost of arranging the failed prepayment.

Acceleration
------------

The Indebtedness shall immediately become due and payable, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the Undersigned or for any of its property, or upon the filing of a petition by or against the Undersigned under the provisions of any State or Federal insolvency law or under the provisions of the Bankruptcy Code of 1978 or upon the making by the Undersigned of an assignment for the benefit of its creditors. Payee with the consent of SBA, or SBA as assignee is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the Undersigned of any agreement with, or any condition imposed by, the development company or SBA; (3) failure of the Undersigned or any person acting on behalf of the Undersigned to disclose any material fact, in any application, declaration or other document delivered to the development company or SBA or any misreprestation by or for the benefit of the Undersigned in such document; (4) the reorganization, merger or consolidation of the Undersigned without prior written consent of the development company and SBA, or the making of an agreement therefor; (5) the sale of the Collateral, or any part of it or any interest in it, or any agreement that the Collateral will be alienated by the Undersigned, or any alienation of the Collateral by operation of law or otherwise; (6) the Undersigned's failure duly to account, to Payee's or SBA's (as assignee) satisfaction, at such time or times as may be required, for any of the Collateral, or proceeds thereof, coming into the control of the Undersigned;
(7) the institution of any suit affecting the Undersigned deemed by SBA to affect adversely its interest hereunder in the Collateral or otherwise; (8) any change, without prior written approval by SBA, affecting ten or more percent in the legal or equitable ownership of the Undersigned; (9) any change in the respective ownerships of the Undersigned; (10) if the Undersigned and/or its affiliates acquire directly or indirectly an ownership interest of ten or more percent in the development company; (11) any other event prohibited by the related security or other instruments; or (12) any violation by the Undersigned of SBA regulations. Payee's or SBA's as assignee failure to exercise its rights under this paragraph shall not constitute a waiver thereof. Upon acceleration pursuant to this paragraph, the indebtedness shall be computed in the same manner as is set forth for the prepayment amount in the preceding paragraph captioned "Prepayment".

Collateral
----------

Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Payee with SBA's consent or SBA as assignee is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale. After deducting all expenses incidental to such sale or sales, Payee or SBA as assignee may apply the proceeds thereof to the payment of the Indebtedness as it shall deem proper. The Undersigned hereby waives all rights to redemption or appraisement whether before or after sale. Payee with SBA's consent or SBA as assignee is further empowered, to convert into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the Undersigned or any third party. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Payee or SBA as assignee shall have the same rights and powers with respect to such item of the Collateral as are granted in respect thereof in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Payee or SBA as assignee expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other such power now or hereafter existing in favor of Payee or SBA as assignee, whether at law or in equity, by statute or otherwise.

The Undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Payee or SBA as assignee, there shall be no duty upon Payee or SBA as assignee in this respect. The Undersigned shall pay all expenses of any nature, including but not limited to reasonable attorney's fees and costs, which Payee or SBA as assignee may deem necessary in connection with the satisfaction of the Indebtedness or the administration, preservation (including, but not limited to, adequate insurance of), or the realization upon the Collateral. Payee with SBA's consent or SBA as assignee is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Payee or SBA as assignee hereunder shall not be impaired by any indulgence, including but not limited to (a) any renewal, extension, or modification which Payee or SBA as assignee may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, exchange, or substitution which Payee or SBA as assignee may grant in respect of the Collateral, or (c) any indulgence granted in respect to any endorser, guarantor, or surety. The Payee or SBA as assignee of this Note, the Collateral, any guaranty, and any other document (or any of them), sold, transferred, or pledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note as if said purchaser, transferee, or pledgee were originally named as Payee in this Note.

                                        Prolong Super Lubricants, Inc., a Nevada
                                        Corporation

                                                  /s/ Elton Alderman
                                                  ------------------------------
                                                  Elton Alderman, President


                                                  /s/ Thomas Billstein
                                                  ------------------------------
                                                  Thomas Billstein, Secretary


     In consideration of the guarantee by Small Business Administration of a
Debenture in the amount of              $750,000.00                issued by
                           ---------------------------------------
                        CDC SMALL BUSINESS FINANCE CORP
-----------------------------------------------------------------------------
                             (Development Company)

(which Debenture is identified as Small Business Project     Prolong Super
                                                         -----------------------
Lubricants, Inc.).
------------------------------------------------------------------------------
                            (Name of Small Concern)

said                   CDC SMALL BUSINESS FINANCE CORP                  hereby
     ------------------------------------------------------------------
                             (Development Company)
assigns and transfers all rights, title and interest in this Note to the Small Business Administration.


          SEAL

                                                 CDC SMALL BUSINESS FINANCE CORP
                                                 -------------------------------


                                                 By /s/ Michael A. Owen
                                                    -----------------------
                                                    Michael A. Owen,
                                                    Executive Vice President

Attest /s/ Dan E. Wilkens
       -------------------------------------
       Dan E. Wilkens, Secretary

     RECORDING REQUEST BY

     Commonwealth Land Title Insurance Company

     AND WHEN RECORDED MAIL TO


NAME      U.S. Small Business Administration

ADDRESS   200 West Santa Ana Blvd., Ste. 700

CITY &    Santa Ana, CA 92701
STATE
328/CDC-L-GP-181-809-40-01-CA
--------------------------------------------------------------------------------
                     DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST AND ASSIGNMENT OF RENTS, MADE THIS 29 DAY OF MAY, 1998 BY AND
BETWEEN:

TRUSTOR: Prolong Super Lubricants, Inc, a Nevada Corporation

TRUSTORS MAILING ADDRESS: 6 Thomas, Irvine, CA 92618

BENEFICIARY: CDC SMALL BUSINESS FINANCE CORP

TRUSTEE: Commonwealth Land Title Insurance Company

PROPERTY in the City of Irvine in Orange County, in the State of California
                                  ------                         ----------
described as:

             6 Thomas, Irvine, CA 92618, more formally described
                        in Exhibit "A" attached hereto.

This Deed of Trust, made on the above date between the Trustor, Trustee, and Beneficiary above named, WITNESSETH: That Trustor irrevocable grants and conveys to Trustee in Trust, with Power of Sale, the above described real property, together with the leases, rents, issues, profits, or income thereof, (all of which are hereinafter called "property income"): SUBJECT, HOWEVER, to the right, power, and authority hereinafter given to and conferred upon beneficiary to collect and supply such property income: AND SUBJECT TO existing taxes, assessments, liens, encumbrances, covenants, conditions, restrictions, right of way, and easements of record.

FOR THE PURPOSE OF SECURING:

A. Payment of the indebtedness in the principal sum of $750,000.00, evidenced by that certain promissory note of even date herewith made by Trustor, or any one of them, payable to Beneficiary or order, and any extension or renewal thereof,
B. Performance of each agreement of Trustor contained or incorporated herein by reference; C. Payment of such sums as may be advanced by Beneficiary or Trustee to protect the security in accordance with the terms of this Deed of Trust, plus interest thereon at the rate set forth in said promissory note; and D. Payment of such further sums as may be advanced by Beneficiary when evidenced by another promissory note(s) reciting it is secured by this Deed of Trust.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged, or destroyed thereon, and to pay when due all claims for labor performed and materials furnished therefor, to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer, or permit any such act upon said property in violation of law; and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

2) To provide, maintain, and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of Trustee's sale hereunder to invalidate any act done pursuant to such notice.

3) To appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Beneficiary or Trustee: and to pay all costs and expenses of Beneficiary and Trustee, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear or be named, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

4) To pay: before delinquent, all taxes and assessments affecting said property: when due, all encumbrances, charges, and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees, and expenses of this Trust including, without limiting the generality of the foregoing, the fees of Trustee for issuance of any Deed of Partial Release and Partial Reconveyance or Deed of Release and Full Reconveyance, and all lawful charges, costs, and expenses in the event of reinstatement of, following default in, this Deed of Trust or the obligations secured, hereby.

     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation thereof, may; make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes: appear in and defend any action or compromise any encumbrance, charge, or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel, and pay his reasonable fees.

5) To pay immediately and without demand all sums expended by Beneficiary or Trustee pursuant to the provisions hereof, together with interest from the date of expenditure at the same rate as is provided for in the note secured by this Deed of Trust or at the high legal rate, whichever be the greater rate. Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on said premises or shall become immediately due and payable at option of Beneficiary or Trustee.

IT IS MUTUALLY AGREED:

6) That any award of damages in connection with any condemnation or any such taking, or for injury to the property by reason of public use, or for damages for private trespass or injury thereto, is assigned and shall be paid to Beneficiary as further security for all obligations secured hereby (reserving unto the Trustor, however, the right to sue therefor and the ownership thereof subject to the Deed of Trust), and upon receipt of such moneys Beneficiary may hold the same as such further security, or apply or release the same in the same manner and with the same effect as above provided for a disposition of proceeds of fire or other insurance.

7) That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to acquire prompt payment when due of all other sums so secured or to declare default for failure so to pay.

8) That at any time or from time to time, and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note(s) for endorsement, and without liability therefor, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the Trustee's action be credited on the indebtedness, the Trustee may: a) release and reconvey all or any part of said property; b) consent to making the recording, or either, of any map or plot of the property or any part thereof; c) join in granting any easement thereon; d) join in or consent to any extension agreement or any agreement subordinating the lien, encumbrance or charge hereof.

9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said note(s) to Trustee for cancellation and retention, and upon payment of its fees, Trustee shall release and reconvey, without covenant or warranty, express or implied, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power, and authority, during the continuance of this trust, to collect the property income, reserving to Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon any such default, Beneficiary may at any time, without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such property income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.

11) That upon default by Trustor in the payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold said property under this Deed of Trust.

Beneficiary also shall deposit with Trustee this Deed of Trust, said notes(s), and all documents evidencing expenditures secured hereby.

     Trustee shall record and give notice of Trustee's sale in the manner required by law, and after the lapse of such time as may then be required by law, Trustee shall sell, in the manner required by law, said property at public auction at the time and place fixed by it in said notice of Trustee's sale to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuing by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser the Deed conveying the property so sold, but without any convenant or warranty, expressed or implied. Any persons, including Trustor, Trustee, or Beneficiary, may purchase at such sale.

     After deduction all costs, fees and expenses of Trustee and of this Trust to the extent permitted by law, including the cost of evidence of title in connection with such sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the rate set forth in the aforesaid promissory note; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     Immediately after such sale, Trustor shall surrender possession of the property to the purchaser. In the event possession has not previously been surrendered by Trustor, and upon failure to vacate the property, Trustor shall pay to the purchaser the reasonable rental value of the property, and/or at purchaser's option, may be dispossessed in accordance with the law applicable to tenant's holding over.

12) That Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor's title, estate, rights, powers, and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.

13) That the Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successor and assigns. The term Beneficiary shall mean the owner and holder of the note(s) secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

14) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee.

15) Without affecting the liability of Trustee or any other party now or hereafter bound by the terms hereof for any obligation secured hereby, Beneficiary may, from time to time and with or without notice as he shall determine, release any person now or hereafter liable for the performance of such obligation, extend the time for payment or performance, accept additional security, and alter, substitute or release any security.

16) Trustee or Beneficiary may enter upon and inspect the premises at any reasonable time.

17) No remedy hereby given to Beneficiary or Trustee is exclusive of any other remedy hereunder or under any present or future law. No delay on the part of Trustee or Beneficiary in enforcing their respective rights or remedies hereunder shall constitute a waiver thereof.

18) Trustor waives the right to assert at the time any statute of limitations as a bar to any action brought to enforce any obligation hereby accrued.

19) Should Trustor, without Beneficiary's written consent, voluntarily sell, transfer or convey his interest in the property or any part thereof, or if by operation of law, it be sold, transferred or conveyed, then Beneficiary may, at its option, declare all sums accrued hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

20) The invalidity or unenforceability of any provision herein shall not effect the validity and enforceability of any other provision.

The undersigned Trustor(s) request that a copy of any notice of Trustee's sale hereunder be mailed to him at his address hereinbefore set forth.

Prolong Super Lubricants, Inc., a Nevada Corporation

/s/ Elton Alderman,
-----------------------------
Elton Alderman, President

/s/ Thomas Billstein
-----------------------------
Thomas Billstein, Secretary

Title of Document: Deed of Trust and Assignment of Rents
                   -------------------------------------

Number of Pages: 4

Date: May 29, 1998



STATE OF CALIFORNIA      )
                         ) ss.
COUNTY OF Orange         )

     On May 29, 1998, before me, Eric M. Ebel, a Notary Public, personally appeared Elton Alderman and Thomas Billstein, proved to me on the basis of satisfactory evidence, to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS MY HAND AND OFFICIAL SEAL


[SEAL OF NOTARY PUBLIC APPEARS HERE]         /s/ Eric M. Ebel
                                             --------------------------------
                                             Notary Public

     [SEAL]

                                   EXHIBIT A


Parcel 15 in the City of Irvine, County of Orange, State of California, as shown on a Parcel Map filed in book 112, pages 17 to 25 inclusive of Parcel Maps, in the office of the County Recorder of said County.

Except any and all oil, oil rights, minerals, mineral rights, natural gas rights, and other hydrocarbons by whatsoever name known, geothermal steam, and all products derived from any of the foregoing, that may be within or under the land, together with the perpetual right of drilling, mining, exploring and operating therefor and storing and storing in and removing the same from the land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines; without however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land, as reserved in the deed from The Irvine Company, a Michigan Corporation, successor by merger with Irvine Industrial Complex, a Corporation, recorded August 8, 1979 in book 13260 page 763 of Official Records.